UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38163	35-2554312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 E Riverside Dr Eagle, Idaho	83616
(Address of principal executive offices)	(Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol (s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.001 per share	PETQ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On October 26, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards and certain recent changes to the Delaware General Corporation Law (the “DGCL”), the Board of Directors (the “Board”) of PetIQ, Inc. (the “Company”) approved and adopted the Company’s Amended and Restated Bylaws (as so amended, the “Amended Bylaws”), effective as of October 26, 2022. Among other things, the amendments effected by the Amended Bylaws:

•	Update provisions regarding (i) the availability of the list of stockholders entitled to vote at a meeting of stockholders and (ii) the manner in which a meeting of stockholders may be adjourned without having to provide additional notice, in each case to reflect recent amendments to the DGCL; and

•	Update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including, without limitation, as follows:

o	Require a stockholder submitting a nomination notice to make a representation as to whether such stockholder intends (i) to solicit proxies from the required number of the Company’s voting shares in support of its proposed nominees in accordance with and as required by Rule 14a-19 under the Exchange Act (“Rule 14a-19”), (ii) to deliver, or make available, a proxy statement and/or form of proxy to such number of holders of the Company’s voting shares that would be sufficient to elect the nominee, and/or (iii) otherwise to solicit proxies or votes from stockholders in support of such nomination; and

o	Provide that if the stockholder provides notice pursuant to Rule 14a-19 with respect to a proposed nominee and subsequently fails to comply with requirements of Rule 14a-19, the Company will disregard the nomination of the proposed nominee.

The preceding description of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of PetIQ, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.

Dated: October 31, 2022	By	/s/ Zvi Glasman
	Name:	Zvi Glasman
	Title:	Chief Financial Officer